Exhibit 10.5

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 4, 2015 (the “Agreement”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), the Australian Borrowers, the Canadian Borrowers, the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Third Amended and Restated Credit Agreement dated as of October 30, 2013 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth in Section 1 below; and

WHEREAS, the Lenders have agreed to provide the requested amendment, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Clause (b) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

2. Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent.

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Agreement.

(c) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d) The Borrowers and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(e) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or digital/electronic transmission (e.g., PDF format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY. LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE V (US), LLP, a Delaware limited liability partnership

By: QSI FINANCE IV (CANADA) ULC, its managing partner

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducy, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

	By:	/s/ Nicholas M. Grinstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

GUARANTORS:	1 DIAMOND, LLC
AMERICAN INTERNATIONAL MARITIME LOGISTICS, LLC
CONAM CONSTRUCTION CO.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
ENERGY CONSTRUCTION SERVICES, INC.
FIVE POINTS CONSTRUCTION CO.
FUELING SYSTEMS CONTRACTORS, LLC
HARGRAVE POWER, INC.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE FI, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE, LLC
INFRASOURCE SERVICES, LLC
INFRASOURCE TRANSMISSION SERVICES COMPANY
INFRASOURCE UNDERGROUND CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND SERVICES CANADA, INC.
INLINE DEVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
J.W. DIDADO ELECTRIC, LLC
LAZY Q RANCH, LLC
MANUEL BROS., INC.
MEARS CONSTRUCTION, LLC
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
MERCER SOFTWARE SOLUTIONS, LLC
MICROLINE TECHNOLOGY CORPORATION
M. J. ELECTRIC, LLC
NORTH SKY ENGINEERING, INC.
NORTHSTAR ENERGY SERVICES, INC.
NOVA EQUIPMENT LEASING, LLC
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
PAR ELECTRICAL CONTRACTORS, INC.
PERFORMANCE ENERGY SERVICES, L.L.C.
POTELCO, INC.
POWERSTREAM, LLC
PRICE GREGORY CONSTRUCTION, INC.
PRICE GREGORY INTERNATIONAL, INC.

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

PRICE GREGORY SERVICES, LLC
PROBST ELECTRIC, INC.
PWR FINANCIAL COMPANY
PWR NETWORK, LLC
QPS ENGINEERING, LLC
QSI, INC.
QUANTA ASSET MANAGEMENT LLC
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA DELAWARE, INC.
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ENERGY SERVICES, LLC
QUANTA FIBER NETWORKS, INC.
QUANTA FIELD SERVICES, LLC
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA HOLDINGS I GP, LLC
QUANTA INTERNATIONAL SERVICES, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA MARINE SERVICES, LLC
QUANTA PIPELINE SERVICES, INC.
QUANTA POWER GENERATION, INC.
QUANTA POWER, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA TECHNOLOGY, LLC
QUANTA UTILITY INSTALLATION COMPANY, INC.
REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
RMS HOLDINGS, LLC
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
SUMMIT LINE CONSTRUCTION, INC.
SUMTER UTILITIES, INC.
SUNESYS, LLC
SUNESYS OF MASSACHUSETTS, LLC
SUNESYS OF VIRGINIA, INC.
T. G. MERCER CONSULTING SERVICES, INC.
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
TOTAL QUALITY MANAGEMENT SERVICES, LLC
UNDERGROUND CONSTRUCTION CO., INC.

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

UTILIMAP CORPORATION
UTILITY LINE MANAGEMENT SERVICES, INC.
VCS SUB, INC.
WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grinstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc.,
its general partner

By:	Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

QUANTA RECEIVABLES, LP

By:	PWR Network, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Adam Rose
	Name:	Adam Rose
	Title:	Senior Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ John Kushnerick
	Name:	John Kushnerick
	Title:	Executive Director

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	THE BANK OF TOKYO-MITSUBISHI, UFJ LTD.

	By:	/s/ Mark Maloney
	Name:	Mark Maloney
	Title:	Authorized Signatory

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	COMPASS BANK

	By:	/s/ Frank Carvelli
	Name:	Frank Carvelli
	Title:	Senior Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Don Backer
	Name:	Don Backer
	Title:	Senior Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	U.S. BANK, NATIONAL ASSOCIATION

	By:	/s/ Allison Burgun
	Name:	Allison Burgun
	Title:	Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Christian S. Brown
	Name:	Christian S. Brown
	Title:	Managing Director

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	HSBC BANK USA, N.A.

	By:	/s/ Sarah S. Knudsen
	Name:	Sarah S. Knudsen
	Title:	Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Kelly Nash
	Name:	Kelly Nash
	Title:	Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BOKF, NA DBA BANK OF TEXAS

	By:	/s/ H.M. Sultanik
	Name:	H.M. Sultanik
	Title:	Senior Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	CITIBANK, N.A.

	By:	/s/ Cynthia Goodwin
	Name:	Cynthia Goodwin
	Title:	Sr. Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	WELLS FARGO BANK, N.A.

	By:	/s/ Brendon P. Riley
	Name:	Brendon P. Riley
	Title:	Senior Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BRANK BANKING AND TRUST COMPANY

	By:	/s/ Jeff Skalka
	Name:	Jeff Skalka
	Title:	Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BANK OF MONTREAL

	By:	/s/ Michael Gift
	Name:	Michal Gift
	Title:	Vice President

SECOND AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.